Exhibit 99.2

 November 2, 2023  Q3 2023 EARNINGS CONFERENCE CALL  Conference Call Dial-in numbers:  (800) 274-8461 (domestic)  (203) 518-9843 (international)  Conference code: CWQ323

 SAFE HARBOR STATEMENT  Please note that the information provided in this presentation is accurate as of the date of the original presentation. The presentation will remain posted on this website from one to twelve months following the initial presentation, but content will not be updated to reflect new information that may become available after the original presentation posting. The presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended ("Securities Act"), Section 21E of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and Curtiss-Wright Corporation assumes no obligation to update the information included in this report. Such forward-looking statements include, among other things, management's estimates of future performance, revenue and earnings, our management's growth objectives, our management’s ability to integrate our acquisition, and our management's ability to produce consistent operating improvements. These forward-looking statements are based on expectations as of the time the statements were made only, and are subject to a number of risks and uncertainties which could cause us to fail to achieve our then-current financial projections and other expectations, including the impact of a global pandemic or national epidemic.   This presentation also includes certain non-GAAP financial measures with reconciliations to GAAP financial measures being made available in the earnings release and this presentation that are posted to our website and furnished with the SEC. We undertake no duty to update this information. More information about potential factors that could affect our business and financial results is included in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including, among other sections, under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which is on file with the SEC and available at the SEC's website at www.sec.gov.  2

 Sales of $724M, up 15% overall (14% organic growth)  A&D markets up 18%; Strong demand for defense electronics and arresting systems equipment; Mid-teens Comm’l Aerospace growth  Commercial markets up 8%, Solid growth in commercial nuclear, process and industrial markets  Operating Income of $134M, up 17%; 30 bps in YOY margin expansion  Exceeded expectations due to strong operational performance in Defense Electronics segment  Diluted EPS of $2.54, up 23%  Free Cash Flow of $137M, up 59%; FCF conversion 140%  New Orders of $846M, up 3%; Book-to-Bill 1.2x   Record quarter for Defense Electronics segment and continued strong demand for commercial nuclear products  CURTISS-WRIGHT DELIVERED STRONG Q3 RESULTS AND INCREASED FY2023 OUTLOOK  Sales growth increased to 8% - 10%; Strong YTD performance and growing backlog driving growth in all end markets  Continue to project solid Operating Margin expansion, up 10 - 30 basis points YOY  Diluted EPS growth range increased to 11% - 13%  FCF guidance range increased to $380M - $400M; FCF conversion >110%  3  Third Quarter 2023 Highlights  Note: Third quarter 2023 results and Full-year 2023 guidance, and comparisons to 2022, presented on an Adjusted (Non-GAAP) basis, unless noted  Updated Full-Year 2023 Adjusted Guidance

 THIRD QUARTER 2023 FINANCIAL REVIEW  ($ in millions)  Q3’23 Adjusted  Q3’22 Adjusted  Change  Key Drivers  Aerospace & Industrial   $220  $213   3%  Strong Commercial Aerospace OEM growth; Solid growth in General Industrial (industrial automation and services); Lower YOY sales in defense markets  Defense Electronics   $216  $161   34%  Strong growth in Ground Defense (tactical communications equipment) and Aerospace Defense (embedded computing and flight test equipment)  Naval & Power   $288  $256   12%  A&D revenue growth reflected strong demand for arresting systems equipment and solid growth in Naval Defense (Virginia-class and Columbia-class subs)  Strong growth in Power & Process (mid-teens growth excluding CAP1000 program revenues)  Total Sales  $724  $631   15%  Higher sales across all A&D and Commercial markets   Aerospace & Industrial   Margin   $39   17.7%   $39   18.3%  0%  (60 bps)  Favorable absorption on solid sales growth  Profitability offset by unfavorable mix in actuation products  Defense Electronics   Margin   $56   26.0%   $37 22.7%   54%  330 bps  Favorable absorption on strong A&D revenue growth  Naval & Power   Margin   $49   17.0%   $48   18.9%  1%  (190 bps)  Favorable absorption on higher revenues  Profitability offset by unfavorable naval contract adjustments and wind down on CAP1000 program  Corporate and Other  ($10)   ($10)  (7%)  Total Op. Income  CW Margin  $134  18.5%  $114  18.2%  17%  30 bps  Operating Income Growth > Sales Growth  4  Notes: Amounts may not add due to rounding. 2022 results included partial year sales contribution from engineered arresting systems acquisition.

 2023 END MARKET SALES GROWTH GUIDANCE (As of November 1, 2023)  2023E Growth vs 2022   (Prior)  2023E Growth vs 2022 (Current)  2023E % Sales  Key Drivers  Aerospace Defense   9% - 11%  11% - 13%  19%  Strong contribution from prior year arresting systems acquisition (completed mid-2022)  Solid growth in defense electronics revenues on various C5/ISR programs  Ground Defense  16% - 18%  23% - 25%  10%  Strong growth in tactical communications equipment revenues  Naval Defense  6% - 8%  5% - 7%  27%  Higher revenue growth on Columbia-class and Virginia-class submarines; Partially offset by timing of aircraft carrier revenues  Commercial Aerospace   9% - 11%   14% - 16%  11%  Strong OEM growth driven by ramp-up in production (narrowbody and widebody)  Total Aerospace & Defense  9% - 11%  10% - 12%  67%  Strong demand and growing backlog fuels outlook in A&D markets  Power & Process  3% - 5%  4% - 6%  18%  HSD growth in Commercial Nuclear (Aftermarket and advanced SMRs) excluding lower CAP1000 program revenues (~$20M wind down)   LDD growth in Process (MRO valves and subsea pump development for oil & gas market)  General Industrial   3% - 5%  3% - 5%  15%  Solid growth in industrial vehicles, automation products and surface treatment services  Total Commercial  3% - 5%  3% - 5%  33%  Continued solid demand, up 6% - 8% excl. CAP1000  Total Curtiss-Wright  7% - 9%   8% - 10%  100%  Organic sales of 7% - 9%  5  Note: 2022 results included partial year sales contribution from engineered arresting systems acquisition.  Updated (in blue)

 ($ in millions)  2023E Adjusted (Prior)  2023E Adjusted (Current)  Change vs 2022 Adjusted  Key Drivers  Aerospace & Industrial  $865 - 885  $873 - 888  4% - 6%  Strong demand in Commercial Aerospace and solid growth in General Industrial, partially offset by reduced Defense (timing of programs)  Defense Electronics  $755 - 775  $775 - 790   12% - 14%  Strong Defense market growth driven by record backlog and supply chain improvement  Higher Ground Defense (tactical communications) and Aerospace/Naval Defense (embedded computing)  Naval & Power  $1,110 - 1,130  $1,117 - 1,137   8% - 10%  MSD Naval Defense growth driven by Columbia-class and Virginia-class submarine programs  HSD growth in Commercial Nuclear excluding wind down on CAP1000 program; LDD in Process  Strong contribution from arresting systems acquisition  Total Sales  $2,730 - 2,790  $2,765 - 2,815  8% - 10%  Organic Sales of 7% - 9%, driven by growth in all end markets  Aerospace & Industrial  Margin  $145 - 150   16.7% - 16.9%  $146 - 150   16.7% - 16.9%  6% - 9%   20 - 40 bps  Favorable absorption on Comm’l Aerospace and General Industrial sales, part. offset by timing in Defense  Benefit of ongoing commercial and operational excellence initiatives  Defense Electronics  Margin  $174 - 180   23.0% - 23.2%  $182 - 188   23.5% - 23.7%  18% - 21%   110 - 130 bps  Strong absorption on higher A&D revenues  Naval & Power  Margin  $195 - 200    17.5% - 17.7%  $192 - 197    17.1% - 17.3%  0% - 3%  (130 - 150 bps)  Favorable absorption on higher organic sales (Defense, Commercial Nuclear and Process)  Solid contribution from arresting systems acquisition; Expected to be in-line with overall CW operating margin  Profitability offset by wind down on CAP1000 program, naval contract adjustments and shift to development contracts (subsea pump)  Corporate and Other  ($37 - 40)  ($41)  ~Flat  Lower YOY pension offset by higher FX  Total Op. Income  CW Margin  $476 - 490  17.4% - 17.6%  $480 - 494  17.4% - 17.6%  8% - 11%   10 - 30 bps  Delivering Operating Margin expansion while continuing to grow engineering spend   2023 FINANCIAL GUIDANCE (As of November 1, 2023)  6   Note: 2022 results included partial year sales contribution from engineered arresting systems acquisition.  Updated (in blue)

 2023 FINANCIAL GUIDANCE (As of November 1, 2023)  ($ in millions, except EPS)  2023E   Adjusted (Prior)   2023E   Adjusted (Current)   Change vs 2022 Adjusted  Total Sales  $2,730 - 2,790  $2,765 - 2,815  8% - 10%  Operating Income Growth > Sales Growth (aligns w/ Investor Day)  Total Operating Income  $476 - 490  $480 - 494  8% - 11%  Growth in operating income exceeds sales (aligned w/ Investor Day)  Other Income  $27 - 28  ~$28  Higher YOY pension income  Interest Expense  ($52 - 54)  ($52 - 54)  YOY increase due to impact of higher interest rates  Diluted EPS  $8.90 - 9.15  $9.00 - 9.20  11% - 13%  Remain on track to achieve 3-year target of double-digit growth  Diluted Shares Outstanding  ~38.5  ~38.5  Min. $50M share repurchase in ’23  Free Cash Flow  $370 - 400  $380 - 400  29% - 36%  Strong FCF from Operations; Improved working capital mgmt  FCF Conversion   >110% (at midpt)   >110% (at midpt)  Continued solid FCF conversion   Capital Expenditures  $50 - 60  $45 - 55  Average ~2% of Sales (over time)  Depreciation & Amortization  $110 - 115  $110 - 115  7   Note: 2022 results included partial year sales contribution from engineered arresting systems acquisition.   Updated (in blue)

 CURTISS-WRIGHT REMAINS WELL POSITIONED FOR LONG-TERM PROFITABLE GROWTH  8  Remain on track to deliver strong FY23 performance   Sales growth of 8% - 10% (up 7% - 9% organic) with increases in all A&D and Commercial markets  Maintaining outlook for Operating Margin expansion (17.4% - 17.6%, up 10 - 30 bps)  Continued focus on R&D investments to drive future growth  Targeting double-digit EPS growth on strong operating income growth  Strong YTD performance driving higher confidence in FCF guidance and FCF Conversion > 110%  Confidence in long-term outlook driven by growing order book, strong backlog, improving supply chain and alignment to secular growth trends  Commercial Nuclear opportunity continues to expand as Bulgaria approves construction of first of potentially 2 new Westinghouse AP1000 reactors  Announcement follows Poland’s 2022 selection of AP1000 for construction of at least 3 of potentially 6 reactors  Provides CW opportunity to secure new Reactor Coolant Pump (RCP) orders within the next 2-4 years  Maintain line of sight to deliver on Investor Day financial targets for 2023  Note: Full-year 2023 guidance, and comparisons to 2022, presented on an Adjusted (Non-GAAP) basis, unless noted

 Appendix  9

 NON-GAAP FINANCIAL INFORMATION  The Corporation supplements its financial information determined under U.S. generally accepted accounting principles (GAAP) with certain non-GAAP financial information. Curtiss-Wright believes that these Adjusted (non-GAAP) measures provide investors with improved transparency in order to better measure Curtiss-Wright’s ongoing operating and financial performance and better comparisons of our key financial metrics to our peers. These non-GAAP measures should not be considered in isolation or as a substitute for the related GAAP measures, and other companies may define such measures differently. Curtiss-Wright encourages investors to review its financial statements and publicly filed reports in their entirety and not to rely on any single financial measure. Reconciliations of “Reported” GAAP amounts to “Adjusted” non-GAAP amounts are furnished within the Company’s earnings press release.     The following definitions are provided:  Adjusted Sales, Operating Income, Operating Margin, Net Earnings and Diluted Earnings per Share (EPS)  These Adjusted financials are defined as Reported Sales, Operating Income, Operating Margin, Net Earnings and Diluted Earnings per Share under GAAP excluding: (i) the impact of first year purchase accounting costs associated with acquisitions in the prior year, specifically one-time inventory step-up, backlog amortization, deferred revenue adjustments and transaction costs; (ii) the sale or divestiture of a business or product line; (iii) pension settlement charges; and (iv) significant legal settlements, impairment costs, and costs associated with shareholder activism, as applicable.   Organic Sales and Organic Operating Income  The Corporation discloses organic sales and organic operating income because the Corporation believes it provides investors with insight as to the Company’s ongoing business performance. Organic sales and organic operating income are defined as sales and operating income, excluding contributions from acquisitions made during the last twelve months, loss on divestiture of the German valves business, and foreign currency fluctuations.   Free Cash Flow (FCF) and Free Cash Flow Conversion  The Corporation discloses free cash flow because it measures cash flow available for investing and financing activities. Free cash flow represents cash available to repay outstanding debt, invest in the business, acquire businesses, return capital to shareholders and make other strategic investments. Free cash flow is defined as net cash provided by operating activities less capital expenditures. Adjusted free cash flow excludes: (i) payments associated with the Westinghouse legal settlement in both the current and prior year periods and (ii) executive pension payments in the prior year period. The Corporation discloses adjusted free cash flow conversion because it measures the proportion of net earnings converted into free cash flow and is defined as adjusted free cash flow divided by adjusted net earnings.   10

 THIRD QUARTER 2023: END MARKET SALES GROWTH  ($ in millions)  Q3’23 Adjusted  Q3’22 Adjusted  Change  Key Drivers  Aerospace Defense  $148  $114   29%  Higher revenues of embedded computing and flight test instrumentation products, and   strong demand for arresting systems equipment   Ground Defense  $83  $55   51%  Higher tactical communications equipment revenues  Naval Defense  $180  $175   3%  Higher Columbia-class and Virginia-class submarine revenues, partially offset by timing of revenues on aircraft carrier programs  Commercial Aerospace  $80  $70   13%  Strong OEM demand on narrowbody and widebody platforms  Total A&D Markets  $491  $414   18%  Power & Process  $122  $111   10%  Strong growth in process market and higher revenues in commercial nuclear; Mid-teens growth excluding CAP1000 program revenues  General Industrial   $111  $106   6%  Higher sales of industrial automation products and surface treatment services  Total Commercial Markets  $233  $216   8%  Total Curtiss-Wright  $724  $631   15%  Strong 14% Organic Growth  11  Note: Amounts may not add down due to rounding.

 2023E END MARKET SALES WATERFALL (as of November 1, 2023)  FY’23 Guidance:  Overall UP 8 - 10% (7 - 9% Org)  A&D Markets UP 10 - 12%  Comm’l Markets UP 3 - 5%  Note: Amounts shown for % of Total Sales may not add due to rounding.  Power & Process market sales concentrated in Naval & Power segment  General Industrial sales concentrated in Aerospace & Industrial segment  12  Commercial Nuclear  90% Domestic & Int’l Aftermarket  10% New Build Gen III / Gen IV (Advanced SMRs)